Exhibit 32.2

Certification of Periodic Financial Reports

I, Barry Golko, of Analytical Surveys, Inc., certify, to such officer’s knowledge, that pursuant to 18 U.S.C. §1350, as adopted, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           the Quarterly Report on Form 10-QSB for the quarterly period ended MARCH 31, 2005 (the “Periodic Report”) which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Analytical Surveys, Inc.

Dated: May 16, 2005

/s/ Barry Golko
Barry Golko
Chief Accounting Officer